TARGET PORTFOLIO TRUST
Mortgage Backed Securities Portfolio

Supplement dated June 16, 2014 to the

Currently Effective Prospectus and Summary Prospectus

Effective as of June 30, 2014, the Portfolio’s investment policies with respect to investments in debt obligations will change, as explained below:

Currently, the Portfolio may invest in debt obligations that are rated at least A by Moody’s or S&P, or the equivalent by another major rating service, and may also invest in debt obligations that are unrated, but which the subadviser believes are comparable in quality.

Effective as of June 30, 2014, in addition to investing in debt obligations as described above, the Portfolio may also invest up to 10% of its investable assets in debt obligations rated the equivalent of BBB or lower, as well as unrated debt obligations which the subadviser believes are comparable in quality.

LR589